SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             May 20, 2005

                           CENTURY REALTY TRUST
______________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          Indiana                          0-7716            35-1284316
________________________________      _____________      ____________________
(State or Other Jurisdiction of         (Commission        (IRS Employer or
      Incorporation)                    File Number)      Identification No.)

823 Chamber of Commerce Building, Indianapolis, Indiana         46204
______________________________________________________________________________
(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's Telephone Number, Including Area Code)        (317) 632-5467
______________________________________________________________________________


                                Not Applicable
______________________________________________________________________________
           (Former Name or Former Address if Changed Since Last Report)


















Item 8.01.  Other Events.

This Report on Form 8-K is for the purpose of furnishing to the commission, without filing, the following letter from the Board of Trustees of Century Realty Trust to Mercury Real Estate Advisors, LLC, in response to its letter addressed to the Board dated May 11, 2005:






CENTURY REALTY TRUST
320 NORTH MERIDIAN STREET, SUITE 823
INDIANAPOLIS, IN 46204


May 20, 2005


Mercury Real Estate Advisors, LLC
100 Field Point Road
Greenwich, CT 06830

Gentlemen:

This will acknowledge receipt of your letter dated May 11, 2005.

Please be assured, and this assurance extends to all owners of Century Realty Trust, that the board will continue to explore the feasibility of, and remains open to, all options to maximize the value of the trust's assets.

Very truly yours,

The Board of Trustees of Century Realty Trust



By:  /S/John I. Bradshaw, Jr.
        President and CEO